                                                                EXHIBIT 10(b)(2)

                                FIRST AMENDMENT


          FIRST AMENDMENT, dated as of November 21, 1996 (this "Amendment"), to the Credit Agreement, dated as of August 23, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CASE CREDIT CORPORATION, a Delaware corporation (the "U.S. Borrower"), each FOREIGN SUBSIDIARY BORROWER (as therein defined) (together with the U.S. Borrower, the "Borrowers"), the Co-Agents named on the signature pages thereof (the "Co-Agents"), the Lead Managers named on the signature pages thereof (the "Lead Managers"), the several banks and other financial institutions from time to time parties thereto (the "Lenders") and THE CHASE MANHATTAN BANK, a New York banking corporation (as therein defined, the "Administrative Agent"), as administrative agent for the Lenders hereunder.


                                  WITNESSETH:
                                  -----------


          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers; and

          WHEREAS, the Borrowers have requested, and, upon this Amendment becoming effective, the Majority Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          2. Amendments to Credit Agreement. Subsection 2.3 of the Credit Agreement is hereby amended by (a) deleting the words "at least (a)" contained in the proviso of the first sentence of such subsection and inserting in lieu thereof the words "(a) at least" and (b) deleting the words "(b) one Business Day prior to" contained in the proviso of the first sentence of such subsection and inserting in lieu thereof the words "(b) on".

          3. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the Borrowers, the Administrative Agent and the Majority Lenders shall have executed and delivered to the Administrative Agent this Amendment.

          4. Representations and Warranties. The representations and warranties made by the Borrowers in the Credit Agreement are true and correct in all material respects

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                                                                               2

on and as of the Amendment Effective Date, after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date.

          5. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          6. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          7. Counterparts. This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the U.S. Borrower and the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                        CASE CREDIT CORPORATION


                        By: /S/ ROBERT A. WEGNER
                            ----------------------------------------
                        Title: Vice President, CFO & Treasurer


                        THE CHASE MANHATTAN BANK, as
                         Administrative Agent and a Lender


                        By: /S/ TIMOTHY J. STORMS
                            ----------------------------------------
                        Title: Credit Executive


                        THE ASAHI BANK, LTD., CHICAGO BRANCH


                        By: /S/ NOBUO SUZUKI
                            ----------------------------------------
                        Title: General Manager


                        AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED


                        By: /S/ ROBERT SLOAN
                            ----------------------------------------
                        Title: First Vice President


                        BANK OF AMERICA ILLINOIS


                        By: /S/ W. THOMAS BARNETT
                            ----------------------------------------
                        Title: Vice President

                        BANK OF HAWAII


                        By: /S/ DONNA PARKER
                            ----------------------------------------
                        Title: Assistant Vice President


                        BANK OF MONTREAL


                        By: /S/ MICHAEL D. PINCUS
                            ----------------------------------------
                        Title: Managing Director


                        THE BANK OF NEW YORK


                        By: /S/ MARK T. FAMILO
                            ----------------------------------------
                        Title: Assistant Vice President


                        THE BANK OF NOVA SCOTIA


                        By: /S/ F.C.H. ASHBY
                            ----------------------------------------
                        Title: Senior Manager Loan Operations


                        THE BANK OF TOKYO-MITSUBISHI LTD.,
                        CHICAGO BRANCH

                        By: /S/ NOBORU KOBAYASHI
                            ----------------------------------------
                        Title: Duty General Manager


                        BANQUE NATIONALE DE PARIS


                        By: /S/ FREDERICK H. MORYL, JR.
                            ----------------------------------------
                        Title: Senior Vice President

                        CAISSE NATIONALE DE CREDIT AGRICOLE


                        By: /S/ W. LEROY STARTZ
                            ----------------------------------------
                        Title: First Vice President


                        CANADIAN IMPERIAL BANK OF COMMERCE


                        By: /S/ ROBIN W. ELLIOTT
                            ----------------------------------------
                        Title: Authorized Signatory


                        CANADIAN IMPERIAL BANK OF COMMERCE


                        By: /S/ ALEKSANDRA K. DYMANUS
                            ----------------------------------------
                        Title: Authorized Signatory


                        CITIBANK, N.A.

                        By: /S/ DAVID L. HARRIS
                            ----------------------------------------
                        Title: Vice President


                        COMMERZBANK AKTIENGESELLSCHAFT,
                        CHICAGO BRANCH

                        By: /S/ PAUL KARLIN
                            ----------------------------------------
                        Title: Assistant Treasurer


                        By: /S/ MARK MONSON
                            ----------------------------------------
                        Title: Vice President

                        COOPERATIEVE CENTRALE RAIFFEISEN-
                        BOERENLEENBANK B.A., "RABOBANK
                        NEDERLAND", NEW YORK BRANCH


                        By: /S/ MICHEL DE KONKOLY THEGE
                            ----------------------------------------
                        Title: Deputy General Manager


                        By: /S/ CHRIS G. KORTLANDT
                            ----------------------------------------
                        Title: Vice President


                        CREDIT LYONNAIS CHICAGO BRANCH


                        By: /S/ MARY ANN KLEMM
                            ----------------------------------------
                        Title: Vice President & Group Head


                        CREDIT SUISSE

                        By: /S/ GEOFFREY M. CRAIG
                            ----------------------------------------
                        Title: Member of Senior Management


                        By: /S/ KRISTINN R. KRISTINSSON
                            ----------------------------------------
                        Title: Associate


                        THE FIRST NATIONAL BANK OF CHICAGO


                        By: /S/ TODD E. RITZ
                            ----------------------------------------
                        Title: As authorized agent







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                                                                               7

                        FIRST UNION NATIONAL BANK OF NORTH
                        CAROLINA


                        By: /S/ THOMAS M. CAMBERN
                            ----------------------------------------
                        Title: Vice President


                        THE FUJI BANK, LIMITED


                        By: /S/ PETER L. CHINNICI
                            ----------------------------------------
                        Title: Joint General Manager


                        THE INDUSTRIAL BANK OF JAPAN, LTD.


                        By: /S/ HIROKI YAMADA
                            ----------------------------------------
                        Title: General Manager


                        THE LTCB TRUST COMPANY, NEW YORK


                        By: /S/ JOHN SULLIVAN
                            ----------------------------------------
                        Title: Executive Vice President


                        MELLON BANK, N.A.


                        By: /S/ J.M. ANDERSON
                            ----------------------------------------
                        Title: Vice President


                        THE MITUSI TRUST & BANKING COMPANY,
                        LTD. - NEW YORK BRANCH


                        By: /S/ MARGARET HOLLOWAY
                            ----------------------------------------
                        Title: Vice President & Manager

                                                                               8
                        MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                        By: /S/ CHARLES H. KING
                            ----------------------------------------
                        Title: Vice President


                        NATIONAL AUSTRALIA BANK LIMITED


                        By: /S/ SHAUN DOOLEY
                            ----------------------------------------
                        Title: Vice President


                        NATIONSBANK, N.A.


                        By: /S/ MARY CAROL DALY
                            ----------------------------------------
                        Title: Vice President


                        NORDDEUTSCHE LANDESBANK
                        GIROZENTRALE NEW YORK BRANCH AND/OR
                        CAYMAN ISLANDS BRANCH


                        By: /S/ PETRA FRANK-WITT
                            ----------------------------------------
                        Title: Vice President


                        By: /S/ STEPHEN K. HUNTER
                            ----------------------------------------
                        Title: Senior Vice President


                        THE NORTHERN TRUST COMPANY


                        By: /S/ LISA M. TAYLOR
                            ----------------------------------------
                        Title: Commerce Banking Officer

                        ROYAL BANK OF CANADA


                        By: /S/ PRESTON D. JONES
                           ------------------------------------
                        Title: Senior Manager, Corporate Banking


                        THE SAKURA BANK, LIMITED


                        By: /S/ SHUNJI SAKURAI
                            ------------------------------------
                        Title:  Joint General Manager


                        THE SANWA BANK, LIMITED, CHICAGO BRANCH


                        By: /S/ JOSEPH P. HOWARD
                            ------------------------------------
                        Title:  Vice President


                        SOCIETE GENERALE


                        By: /S/ ERIC SIEBERT, JR.
                            ------------------------------------
                        Title:  Corporate Banking Member


                        THE SUMITOMO BANK, LTD. CHICAGO BRANCH


                        By: /S/ A. IWAN
                            ------------------------------------
                        Title:  Joint General Manager

                        THE SUMITOMO TRUST & BANKING CO., LTD.
                        NEW YORK BRANCH


                        By: /S/ SURAJ P. BHATIA
                            ------------------------------------
                        Title: Senior Vice President & Manager,
                               Corporate Finance Department


                        THE TOKAI BANK, LIMITED CHICAGO BRANCH


                        By: /S/ TATSUO ITO
                            --------------------------------------
                        Title:  Joint General Manager


                        TORONTO DOMINION (TEXAS), INC.


                        By: /S/ DARLENE RIEDEL
                            --------------------------------------
                        Title:  Vice President


                        UNION BANK OF CALIFORNIA, N.A.


                        By: /S/ NANCY BRUSANTI-DIAS
                            -------------------------------------
                        Title:  Vice President & Division Manager


                        UNION BANK OF SWITZERLAND, NEW YORK BRANCH


                        By: /S/ ALFRED IMHOLZ
                            ------------------------------------
                        Title:  Managing Director


                        By: /S/ JAN BUETTGEN
                            ------------------------------------
                        Title:  Vice President, Corporate Banking

                        WACHOVIA BANK OF GEORGIA, N.A.


                        By: /S/ ELIZABETH CORT
                            ------------------------------------
                        Title: Vice President


                        WESTDEUTSCHE LANDESBANK
                        GIROZENTRALE, NEW YORK BRANCH


                        By: /S/ SALVATORE BATTINELLI
                            --------------------------------------
                        Title:  Vice President


                        By: /S/ C.D. ROCKEY
                            --------------------------------------
                        Title:  Associate


                        THE YASUDA TRUST & BANKING COMPANY


                        By: /S/ JOSEPH C. MEEK
                            -------------------------------------
                        Title: Deputy General Manager